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                                                                    EXHIBIT 23.3

     [PricewaterhouseCoopers LOGO]

                                                        PricewaterhouseCoopers
                                                        P.O. Box N-3910
                                                        Providence House
                                                        East Hill Street
                                                        Nassau, The Bahamas
                                                        Telephone (242) 302-5300
                                                        Facsimile (242) 302-5350



                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the use in this registration statement on Form F-3 our report dated April 9, 2003, relating to the financial statements of Waterfields Company Limited, which appear in such Registration Statement. We also consent to the references to us under the heading "Experts" and in such registration.


/s/ PricewaterhouseCoopers


Nassau, Bahamas
July 11, 2003